Exhibit 10.6

CONTROL AGREEMENT
June 6, 2013
PLEDGOR: FREQUENCY ELECTRONICS, INC. (“Pledgor”) BANK: JPMorgan Chase Bank, N.A. (“Bank”) COMPANY: J.P. Morgan Securities LLC (including all successors and assigns, the “Company”)

The financial institution identified in the heading on this Agreement as the Bank (“Bank,” which may be referred to in the Pledge, as defined in this Agreement, as “Secured Party” or “Lender” or a similar reference), the person or entity identified in the heading on this Agreement as the Pledgor (“Pledgor,” who or which may be referred to in the Pledge as “Debtor” or “Grantor” or a similar reference) and the securities intermediary identified in the heading on this Agreement as the Company (“Company,” including any affiliate, which may be referred to in the Pledge as “Securities Intermediary” or a similar reference) hereby agree as follows:

1. Account. The Company has established securities account number 220-52818 (including any successor account, howsoever numbered, the “Account”). The Company acknowledges that attached hereto as Exhibit A is a statement of the Account produced by the Company in the ordinary course of its business regarding the property credited to the Account as of the date of such statement. The Pledgor has granted the Bank a security interest in, pledge and assignment of the Account pursuant to a pledge/and or security agreement (the “Pledge”). The parties are entering into this control agreement (this “Agreement”) to perfect the Bank’s security interest in the Account. The Account is a “securities account” and the Company is acting as a “securities intermediary” and shall treat all property in the Account as “financial assets” under Article 8 of the Uniform Commercial Code as adopted in the State of New York as in effect from time to time (“UCC”).

2. Control. This section 2 applies before and after a Notice of Sole Control is given or an Event of Default occurs and notwithstanding section 4 below. The Company and the Pledgor agree the Account is subject to a security interest in favor of the Bank and the Bank shall have control over the Account in accordance with provisions of the UCC. The Pledgor further irrevocably directs the Company to follow all directions from the Bank to ensure its legal and operational control over the Account, including making notations in the Company’s records pertaining to the Account that are necessary or appropriate to reflect the Pledge, to move Collateral from the existing Account to establish a new Account, with a new account number # 220-52818, for the purpose of holding the collateral, if need be, to style the Account to read: “JPMorgan Chase Bank, N.A. - Collateral Account for FREQUENCY ELECTRONICS, INC.” or any abbreviations made by Securities Intermediary for operational purposes and/or to move the Account to any affiliates of the Bank acting as a securities intermediary, all to exercise legal and operational control over the Account as may be necessary or desirable to reflect the Pledge, in the sole discretion of the Bank. Any Account with a new account number  # 220-52818, if need be, along with any and all successor Accounts, shall be included in the description of “Collateral” in the Pledge.

3. Priority of Lien/Subordination. The Company has not entered into a control agreement with respect to the Account with any other party and agrees that the Company will not do so while this Agreement is in effect. The Company does not know of any claim to or interest in the Account, except for claims and interests of the parties referred to in this Agreement. The Company further represents that the Account is not a margin account and that it will not advance margin or other credit to the Pledgor, except for credit related to the settlement of transactions in the ordinary course of business. The Company subordinates in favor of the Bank any security interest, lien or right of setoff it may have, now or in the future, against the Account or property in the Account, although the Company may retain a prior lien against the property in the Account to secure payment for property purchased for the Account and normal commissions and fees for the Account.

4. Trading Permitted; No Distributions or Liquidation. Until a Notice of Sole Control is given by the Bank to the Company, the Company may make purchases for and sales of any property held in the Account upon the instructions of the Pledgor without the consent of the Bank. After the Bank gives a Notice of Sole Control to the Company (a form of which is attached as Exhibit B), the Company shall cease complying with instructions or entitlement orders from the Pledgor and shall act only upon the instructions of the Bank. Notwithstanding the above provisions, the Company shall not at any time comply with any instructions or entitlement orders from the Pledgor to withdraw any property from the Account (including, but not limited to, proceeds of sales, income, interest, dividends and capital gains distributions) solely to the extent that, after giving effect to such withdrawal, the principal amounts outstanding under Tranche A (as defined in that certain Credit Agreement dated as of the date hereof by an between Bank and Pledgor (the “Credit Agreement”)) would exceed the Loan Value of the Pledged Investments (as such terms are defined in the Credit Agreement). Until such time as the Bank gives a Notice of Sole Control, the Pledgor may direct the Company to exercise any voting rights with respect to the Account.  From and after the date the Bank gives a Notice of Sole Control to the Company, the Company shall act only upon the Bank’s sole written instructions or entitlement orders, without further consent of the Pledgor. The Pledgor hereby expressly authorizes the Company to act in accordance with such instructions or entitlement orders without the Pledgor’s consent or concurrence. Further, the Pledgor agrees not to assert a claim or demand against the Company for complying with instructions, entitlement orders or notices received from the Bank.  If not all assets in the Account are subject to the Pledge, then the assets subject to the Pledge are identified on the statement or otherwise and, to the extent that such assets do not include all assets in the Account, then the Account as used in this Agreement shall only mean such assets and proceeds. Notwithstanding any reference to a Notice of Sole Control (which shall be in a form substantially in the form of Exhibit B): (i) all transactions relating to the Account or any items therein duly consummated or processed by the Company prior to its receipt of a Notice of Sole Control (or duly commenced by the Company prior to any such receipt and so consummated or processed thereafter) shall be deemed not to constitute a violation of this Agreement; and (ii) the Company may (at its discretion and without any obligation to do so) commence honoring solely the Bank’s orders concerning the Account at any time or from time to time after it becomes aware that the Bank has sent a Notice of Sole Control to the Pledgor (including without limitation reversing or redirecting any transaction referred to in clause (i) above) with no liability whatsoever to the Pledgor or any other party for doing so.

5. Fees and Reporting. All charges and expenses incident to the Account remain in full force and effect and shall continue to be the obligation of the Pledgor alone. The Pledgor expressly agrees that all income, earnings and profits with respect to the Account shall be reported for State and Federal income tax purposes as attributable to the Pledgor and not the Bank. The Pledgor authorizes the Company, the Bank, and any other person authorized to report income distributions to report all earnings and profits from the Account to any appropriate taxing authority under the Pledgor’s Social Security or Taxpayer Identification Number. The Pledgor authorizes the Company, upon the Bank’s direction, to send copies of all statements and confirmations for the Account to the Bank, and the Company agrees to comply with such direction.

6. Limitation of Liability. The Company undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, it being expressly understood that there are no implied duties under this Agreement. In no event shall the Company be liable, directly or indirectly, for any (i) damages or expenses arising out of services provided under this Agreement, other than damages which result from the Company’s gross negligence or willful misconduct, or (ii) indirect, special or consequential damages, even if the Company has been advised of the possibility of such damages.

7. Indemnification. The Pledgor agrees to indemnify the Company, its officers and employees, and hold it and them harmless for and from all claims, losses, liabilities and expenses, including without limitation, reasonable legal fees and expenses arising from any claim of any party resulting from actions the Company takes in accordance with the provisions of this Agreement, except to the limited extent that any such claim is proximately caused by the Company’s, or its officers’ or employees’, gross negligence or willful misconduct.

8. Account Agreement. This Agreement supplements the account agreement between the Company and the Pledgor. If there is a conflict between this Agreement and any other agreement between the Pledgor and the Company, this Agreement shall control; provided, however, that the terms of this Agreement shall not be deemed or construed to make the Bank a party to such account agreement.

9. Notice. Any notices and demands under or related to this Agreement shall be in writing and delivered to the intended party at its address or facsimile number stated below, and if to the Bank, at its main office if no other address of the Bank is specified herein, by one of the following means: (a) by hand, (b) by a nationally recognized overnight courier service, (c) by certified mail, postage prepaid, with return receipt requested, or (d) by facsimile transmission. Notice shall be deemed given: (a) upon receipt if delivered by hand, (b) on the Delivery Day after the day of deposit with a nationally recognized courier service, (c) on the third Delivery Day after the notice is deposited in the mail, or (d) when transmitted to the facsimile number specified below and a confirmation receipt is received by the sender. “Delivery Day” means a day other than a Saturday, a Sunday, or any other day on which national banking associations are authorized to be closed. Any party may change its address for purposes of the receipt of notices and demands by giving notice of such change in the manner provided in this provision.

If to the Pledgor:
FREQUENCY ELECTRONICS, INC.
Pledgor’s Name
55 Charles Lindbergh Boulevard
Address
Uniondale, NY 11553
City, State ZIP

If to the Bank:
JPMorgan Chase Bank, N.A.
P.O. Box 33035, KY1-4340
Address
Louisville, KY 40232-3035
City, State ZIP

If to the Company:
J.P. Morgan Securities LLC
Attn: Manager, Margin Department
Name
Suite IL1-0291 11th Floor 420 W. Van Buren Street
Address
Chicago, IL 60606-3534
City, State ZIP
312-954-6778
Phone Number
312-954-6944
Fax Number
With a copy by fax to:
Chase Wealth Management/Brokerage
Attn: Manager
Name
1111 Polaris Parkway, Floor 2J
Address
Columbus, OH 43240-2050
City, State ZIP
800-564-4398
Fax Number

10. Termination. The Company may terminate this Agreement upon the sending of at least thirty (30) days’ advance written notice to the other parties hereto. Any other termination or any amendment or waiver of this Agreement shall be effected solely by an instrument in writing executed by all the parties hereto.

11. Miscellaneous. The provisions of this Agreement shall remain in effect until the Bank gives the Company written notice to the contrary. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective legal representatives and corporate successors and assigns. If any provision of this Agreement is determined to be illegal or unenforceable, such provision shall be deemed severable from the balance of the provisions of this Agreement and the remaining provisions shall be enforceable in accordance with their terms.

[signature page immediately follows]

Bank:
JPMorgan Chase Bank, N.A.
By:	/s/ Gina Franceschini
	Gina Franceschini	Authorized Officer
	Printed Name	Title

Pledgor:

FREQUENCY ELECTRONICS, INC.
By:	/s/ Alan Miller
	Alan Miller	Secretary/Treasurer and CFO
	Printed Name	Title
Date Signed:	June 6, 2013

Company:
J.P. Morgan Securities LLC
By:	/s/ Elizabeth Weikes
	Elizabeth Weikes	Associate
	Printed Name	Title

Outside Counsel Prepared

EXHIBIT A

[ATTACH CUSTOMER STATEMENT OF ACCOUNT]

EXHIBIT B

J.P. Morgan Securities LLC
Attn: Manager, Margin Department
Name
Suite IL1-0291 11th Floor 420 W. Van Buren Street
Address
Chicago, IL 60606-3534
City, State ZIP
312-954-6778
Phone Number
312-954-6944
Fax Number
With a copy by fax to:
Chase Wealth Management/Brokerage
Attn: Manager
Name
1111 Polaris Parkway, Floor 2J
Address
Columbus, OH 43240-2050
City, State ZIP
800-564-4398
Fax Number

Re: Notice of Sole Control

Ladies and Gentlemen:

Pursuant to the Control Agreement between the Pledgor and the Bank (a copy of which is attached hereto), we give you notice of our sole control over account number __________________ and any property therein (the “Account”) held with J.P. Morgan Securities LLC You are instructed not to accept any instructions, entitlement orders or directions with respect to the Account from any party other than the undersigned affiliate.

We are hereby delivering a copy of this notice to FREQUENCY ELECTRONICS, INC..

THIS EXHIBIT IS EXECUTED ON:
Date

Bank:
JPMorgan Chase Bank, N.A.
By:

	Printed Name	Title

cc: FREQUENCY ELECTRONICS, INC.
FREQUENCY ELECTRONICS, INC.
[for internal use only: loan number(s)________________________________-]